Business combinations, disposals and other changes in the Group	12 Months Ended
Dec. 31, 2017
Disclosure Of Business Combinations [Abstract]
Business combinations, disposals and other changes in the Group

Notes on the Accounts continued

24 Business combinations, disposals and other changes in the Group

(a) Reynolds American Inc. (“RAI”)

On 25 July 2017, the Group announced the completion of the acquisition of the remaining 57.8% of Reynolds American Inc. not already owned by the Group for a consideration of £41.8 billion. RAI ceased to be reported as an associate and has been consolidated as a wholly owned subsidiary from the acquisition date. RAI shareholders received, for each share of RAI common stock, US$29.44 in cash, without interest, and 0.5260 BAT ordinary shares represented by BAT ADSs listed on the New York Stock Exchange.

Management anticipate that the acquisition of RAI and subsequent integration into the enlarged Group creates a stronger, truly global tobacco and Next Generation Products (“NGP”) entity benefiting from utilising the best talent from both organisations to deliver sustained long-term profit growth and returns. The enlarged Group will have a balanced presence in high growth emerging markets and high profitability developed markets, combined with direct access to the attractive US market, and a portfolio of strong, growing global brands, bringing together ownership of Newport, Kent and Pall Mall.

In accordance with IFRS 3, the step-acquisition of RAI has been accounted for as if the Group has contributed its previously held equity interest in RAI at fair value as part of the consideration for acquiring 100% of the net assets of RAI. The difference between the fair value and the carrying value of the previously held equity interest has been recognised as a gain in the income statement.

24 Business combinations, disposals and other changes in the Group continued

The goodwill of £34,280 million on the acquisition of RAI, stated at the exchange rates ruling at the date of the transaction, arises as follows:

Fair value
£m

Intangible assets	75,482
Property, plant and equipment	1,039
Deferred tax assets	293
Trade and other receivables	145
Inventories	1,751
Income tax asset	200
Cash and cash equivalents	1,285
Borrowings	(11,197)
Retirement benefit liabilities	(1,339)
Deferred tax liabilities	(27,358)
Other provisions for liabilities and charges	(42)
Trade and other payables	(2,516)
Income tax liability	(108)

Net identifiable assets acquired	37,635

Goodwill	34,280

Total	71,915

Consideration paid to Reynolds shareholders (57.8%)	41,770
Value attributable to BAT shareholding (42.2%)	30,145

Total	71,915

The goodwill of £34,280 million on the acquisition of the business represents a strategic premium to enter the United States market as well as synergies and cost savings that are anticipated to be realised post-acquisition. Included in the fair value of consideration paid to RAI shareholders is £22,828 million of non-cash consideration of which £22,773 million arises from the issue of BAT ordinary shares (note 19).

Acquisition related costs of £130 million (2016: £11 million) have been expensed as part of other operating expenses within restructuring and integration costs (note 3(e)). In addition, the Group incurred £153 million of financing costs related to the acquisition (note 4(b)), and the Group’s share of costs net of tax incurred by Reynolds American as an associate was £33 million (note 5(a)).

In the period from 25 July 2017 to 31 December 2017 the acquired business contributed revenue of £4,211 million and a profit from operations of £1,448 million. If the acquisition had occurred on 1 January 2017, before accounting for anticipated synergies and restructuring benefits, it is currently estimated that Group revenue would have been £25,749 million and Group profit from operations would have been £8,576 million for the 12 months to 31 December 2017. These amounts have been estimated based on RAI’s US GAAP results for the period prior to acquisition, adjusted to reflect changes arising from differences in accounting policies and accounting bases, following the procedures outlined in note 2, and are after charging £243 million for amortisation of acquired intangibles, £465 million in respect of the release of fair value uplifts on inventory and £125 million in respect of restructuring and integration costs.

(b) Other acquisitions and changes in the Group

During 2017, 2016 and 2015, the Group acquired certain businesses and other tobacco assets as noted below. The financial impact of these transactions to the Group were immaterial individually and in aggregate. Except as noted, there were no material differences between the fair value and book values of net assets acquired in business combinations.

On 4 January 2017, the Group completed the acquisition of 100% of Winnington Holding AB, a Swedish manufacturer of “white” snus, for a purchase price of £31 million, of which £8 million is contingent on post-acquisition targets being met.  Goodwill of £8 million and brands and similar intangibles of £28 million were recognised.

On 5 April 2017, the Group acquired the business and certain assets of Must Have Limited (trading as ViP Electronic Cigarette (“ViP”)), a company in administration.  ViP is one the largest e-cigarette retailers in the UK with a large point of sale network. The assets acquired, including goodwill of £1 million, intellectual property and other intangibles of £9 million, and other assets, were purchased for a total consideration of £12 million.

On 5 May 2017, the Group acquired certain tobacco assets, including a distribution company, Express Logistic and Distribution EOOD, from Bulgartabac Holding AD in Bulgaria. The assets acquired, including provisional goodwill of £22 million, brands and other intangibles of £95 million, and other assets, were purchased for a total consideration of £110 million, of which £28 million is contingent upon future performance in the market.

On 1 August 2017, the Group acquired certain tobacco assets, including a distribution company, Tobacco Press d.o.o. Mostar, from Fabrika Duhana Sarajevo d.d in Bosnia-Herzegovina. The assets acquired, including goodwill of £2 million, brands and other intangibles of £39 million, and other assets, were purchased for a total consideration of £39 million.

24 Business combinations, disposals and other changes in the Group continued

On 20 April 2016, the Group completed the acquisition of 100% of Ten Motives Limited and 10 Motives Limited, a UK based e-cigarette business. The fair value of consideration payable was £56 million, of which £6 million is contingent on post-acquisition targets being met.  The fair values and book values of net assets acquired were not materially different except for the recognition of trademarks and similar intangibles of £33 million. Goodwill of £21 million arising on this transaction represents a strategic premium to increase the Group’s share of the UK non-tobacco market.

On 30 May 2015, the Group signed an agreement to acquire TDR and other tobacco and retail assets from Adris Grupa d.d. for a total enterprise value of €550 million. The transaction was completed on 30 September 2015. Part of the consideration is contingent upon certain targets being met post-acquisition, and £5 million of this was paid in January 2017. At the end of 2015, part of the transaction was still subject to final agreement of adjustments for certain liabilities. This was concluded during 2016 with an adjustment of £12 million to net assets acquired and a corresponding reduction to goodwill.

On 22 September 2015, the Group announced the agreement to acquire 100% of the CHIC Group from private shareholders and the transaction concluded on 30 December 2015. The fair value of the consideration payable was £82 million, of which £30 million is contingent on achievement of certain post-acquisition targets. £6 million of this was paid during 2016 and £13 million during 2017. The fair value and book values of net assets acquired were not materially different except for the recognition of trademarks and similar intangibles of £45 million and the recognition of a deferred tax liability of £8 million. Goodwill of £40 million arising on this transaction represents a strategic premium to enter the non-tobacco market.

In addition, on 17 November 2015, the Group acquired 100% of Blue Nile Cigarette Company Limited from a private shareholder. The fair value of the consideration payable was £45 million of which £8 million is contingent on achievement of certain post-acquisition targets. Subsequent payments in respect of this was £1 million in 2016 and £5 million in 2017. The fair value and book values of net assets acquired were not materially different except for the recognition of trademarks and similar intangibles of £34 million. Goodwill of £7 million arising on this transaction represents a strategic premium to enter this market and acquire a manufacturing base in Sudan.

(c) Non-controlling interests

IPRESS d.o.o.

During 2017, the Group acquired the remaining 49% interest in IPRESS d.o.o.(see note 27).

Souza Cruz S.A.

On 16 October 2015, the Group announced that it had concluded the auction related to its public tender offer in Brazil to acquire up to all of the 24.7% of Souza Cruz shares not currently owned by the Group and to delist the company. As at 31 December 2015 the Group owned 99.1% of Souza Cruz. The cost of acquiring these shares up to end of December 2015 was £1,660 million. The compulsory acquisition of the remaining minority shares was approved on 5 February 2016, with Souza Cruz becoming a wholly-owned subsidiary as at that date. The cost of acquiring the remaining shares was £70 million.

BAT Chile Operaciones S.A.

During 2015, the Group acquired a further 0.2% interest in BAT Chile Operaciones S.A. at a cost of £1 million. This increased the Group's shareholding to 99%. A further 0.01% interest was acquired during 2017.

BAT Central America S.A.

During 2015, the Group acquired a further 9% interest in BAT Central America S.A. at a cost of £16 million. This increased the Group's shareholding to approximately 88%. This transaction is shown as a £14 million reduction to reserves attributable to the owners of the parent and a £2 million reduction in reserves attributable to non-controlling interests in note 19.

(d) Associates and joint ventures

Reynolds American Inc. (“RAI”)

On 12 June 2015 the Group invested US$4.7 billion (£3.0 billion) of cash into RAI to maintain its 42% equity position in the enlarged business, as part of RAI’s acquisition of Lorillard Inc.

(e) Other acquisitions

Twisp Proprietary Limited

On 21 December 2017, the Group signed an agreement to acquire 100% of the share capital of Twisp Propriety Limited, a South African e-cigarette / nicotine vapour company.  Completion of the proposed acquisition is conditional upon South African anti-trust approval and other conditions, and is expected to complete by mid-2018.

BAT Annual Report and Form 20-F 2017	1